Other Receivables	12 Months Ended
Dec. 31, 2017
Disclosure Of Other Current Receivables [Abstract]
Other Receivables
Note 8. Other Receivables
As at December 31:	2017	2016
Royalty income	$4,525	$4,000
Receivables from insurance company/supplier	—	2,110
Suppliers with debit balance	293	9,670
Loans	321	7,763
Other	16,551	11,708
	$21,690	$35,251

Other receivables primarily arise in the normal course of business and are expected to be collected within one year from the reporting date.
Royalty income receivables included $5,300 due from the former operator of the Wabush mine which commenced Companies’ Creditors Arrangement Act (Canada) (the “CCAA”) proceedings in 2015. In July 2017, the former operator sold the mine assets to a new operator. The new operator mine has disclosed its intention to re-commence mining operations and has remitted the quarterly minimum payments since the second quarter of 2017 to the Group. Future minimum payments by the new operator are not subject to the CCAA Proceedings. Management of the Group reviewed the facts relating to the royalty receivable due from the former operator with its legal advisors and determined that there was a high probability of recovery as the payments were held in trust in accordance with a court order and the Group’s assessment that the former operator’s application was without merit. However, the court issued a judgment in March 2018, which was not in favor of the Group and the Group is in the process of appealing the same. As a result of such initial court judgment, the Group has provided $1,425 as a valuation allowance for the royalty income receivables.
In addition, during the year ended December 31, 2017, other receivables of  $10,324, mainly relating to finance and loan receivables from a former hydrocarbon subsidiary, (2016: $11,296) were written off.